EXHIBIT 99.1

NEWS RELEASE – For Immediate Distribution

Body and Mind Announces Arkansas Dispensary Construction Update and

Presentation at Benzinga Capital Conference in Chicago

VANCOUVER, B.C., CANADA (October 17, 2019) – Body and Mind Inc. (CSE: BAMM, OTCQB: BMMJ) (the “Company” or “BaM”) a multi-state operator, is pleased to update shareholders on the construction of its fully funded medical marijuana dispensary in West Memphis, Arkansas. The facility is being developed with its in-state partner, Comprehensive Care Group LLC (“CCG”). Medical marijuana dispensaries in Arkansas are licensed for both retail sales and cultivation of up to 50 flowering plants within the same facility.

The project is moving forward with all pre-construction activities having been completed. Substantial construction progress has also been made, with interior framing 90% complete in the dispensary and cultivation areas. Work is in-progress on roughing in chase ways for power upgrades while electrical rough in remains ongoing throughout the project. Additionally, HVAC ductwork is 90% complete in the dispensary area.

“We are very excited to contribute our construction and cannabis expertise as we work with CCG to develop this state-of-the-art dispensary facility,” stated Trip Hoffman, Chief Operating Officer of BaM. “This facility will expand our retail operations and overall geographic footprint as we launch Body and Mind products and brands to medical patients in Arkansas. We are proud to have been selected as one of only 32 dispensary licenses awarded in Arkansas and look forward to opening our doors to consumers in this key medical cannabis market.”

View construction images at: http://bamcannabis.com/wm-update-10-10-2019/

The Company is also pleased to announce it is sponsoring and presenting at the Benzinga Capital Conference, taking place October 22nd and 23rd at the Palmer House Hotel in Chicago. To schedule a meeting with BaM executives at the conference, please contact ir@bamcannabis.com or valter@kcsa.com.

View information on the Cannabis Capital conference at http://benzingacannabisconference.com/chicago

About Body and Mind Inc.

BaM is a well capitalized publicly traded company investing in high quality medical and recreational cannabis cultivation, production and retail. Body and Mind has a strategic investment by Australis Capital Inc. Our wholly owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licenses and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges and Lucid Mood offerings. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, California, Arkansas and Ohio and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bamcannabis.com for more information.

Instagram: @bodyandmindBaM

Twitter : @bodyandmindBaM

For further information, please contact:

Company Contact:

Michael Mills

President

Tel: 800-361-6312

mmills@bamcannabis.com

Investor Contact:

KCSA Strategic Communications

Valter Pinto, Managing Director

Tel: 212-896-1254

valter@kcsa.com

Media Contact:

KCSA Strategic Communications

Annie Graf, Account Director

Tel: 786-390-2644

agraf@kcsa.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.